Exhibit 3.80
CERTIFICATE OF LIMITED PARTNERSHIP
OF
MPT OF SHENANDOAH, L.P.
TO THE DELAWARE SECRETARY OF STATE:
     This Certificate of Limited Partnership, dated as of April 26, 2010, has been duly executed and is filed pursuant to provisions of the Delaware Revised Uniform Limited Partnership Act, Delaware Code Annotated, Section 17-101 et seq. (the “Act”) to form a limited partnership under the Act,
     1. Name. The name of the limited partnership (the “Partnership”) is:
MPT of Shenandoah, L.P.
     2. Registered Office; Registered Agent. The mailing address of the Partnership’s registered office required to be maintained by Section 17-104 of the Act is 160 Greentree Drive, Suite 101, Dover, Delaware 19904. The name of the Partnership’s registered agent for service of process at such address is National Registered Agents, Inc.
     3. General Partner. The name and business mailing address of the sole general partner of the Partnership are:
MPT of Shenandoah, LLC
1000 Urban Center, Suite 501
Birmingham, Alabama 35242
     IN WITNESS WHEREOF, the undersigned sole general partner of the Partnership has executed this Certificate of Limited Partnership as of the date first written above.

MPT of Shenandoah, LLC, Sole General Partner

By:	MPT Operating Partnership, L.P.,
Its:	Sole-Member

By:	/s/ Michael G. Stewart Michael G. Stewart
Its:	Executive Vice President, General Counsel
and Secretary

CERTIFICATE OF LIMITED PARTNERSHIP
OF
MPT OF SHENANDOAH, L.P.
TO THE DELAWARE SECRETARY OF STATE:
     This Certificate of Limited Partnership, dated as of April 26, 2010, has been duly executed and is filed pursuant to provisions of the Delaware Revised Uniform Limited Partnership Act, Delaware Code Annotated, Section 17-101 et seq. (the “Act”) to form a limited partnership under the Act,
     1. Name. The name of the limited partnership (the “Partnership”) is:
MPT of Shenandoah, L.P.
     2. Registered Office; Registered Agent. The mailing address of the Partnership’s registered office required to be maintained by Section 17-104 of the Act is 160 Greentree Drive, Suite 101, Dover, Delaware 19904. The name of the Partnership’s registered agent for service of process at such address is National Registered Agents, Inc.
     3. General Partner. The name and business mailing address of the sole general partner of the Partnership are:
MPT of Shenandoah, LLC
1000 Urban Center, Suite 501
Birmingham, Alabama 35242
     IN WITNESS WHEREOF, the undersigned sole general partner of the Partnership has executed this Certificate of Limited Partnership as of the date first written above.

MPT of Shenandoah, LLC, Sole General Partner

By:	MPT Operating Partnership, L.P.,
Its:	Sole-Member

By:	/s/ Michael G. Stewart Michael G. Stewart
Its:	Executive Vice President, General Counsel
and Secretary